INDEX PLUS FUND, INC.
SUPPLEMENT DATED AUGUST 23, 2004
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 18, 2004

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Index Plus Fund, Inc.

This Supplement updates the above-dated Prospectus and Statement of Additional Information of Index
Plus Fund, Inc. There are three updates, as itemized below:


On Page 3 of the Statement of Additional Information:
An additional member, Melissa D. Gordon, M.D., was added to the Board of Directors of the Fund by unanimous vote of shareholders at the Annual meeting of shareholders on June 16, 2004.


On Page 4 of the Statement of Additional Information:
A paragraph regarding the Fund's philosophy of Proxy voting was added.


On Page 5 of the Statement of Additional Information:
The name and address of the new auditor of the Fund was added in place of the previous auditor information.
A new auditor was chosen for the Fund by unanimous vote of shareholders at the Annual meeting of shareholders on June 16, 2004.